SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  December 16, 1997
(Date of earliest event reported)

Commission File No. 333-40467

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of December 1, 1997, relating to the Life Financial Home Loan Owner Trust 1997-3, Home Loan Asset Backed Notes, Series 1997-3)



                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
--------------------------------------------------------------------------------


        Delaware                                       06-1204982
--------------------------------------------------------------------------------
(State of Incorporation)                   (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                                   10019
--------------------------------------------------------------------------------
Address of principal executive offices                             (Zip Code)



                                 (212) 713-2000
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  Other Events*[fn]

     The Life Financial Home Loan Owner Trust 1997-3 (the "Issuer") was formed pursuant to an owner trust agreement dated as of December 1, 1997 and entered into by PaineWebber Mortgage Acceptance Corporation IV, as depositor, Wilmington Trust Company, as owner trustee, Norwest Bank Minnesota National Association, as paying agent and Life Investment Holdings, Inc., as transferor. The Issuer issued seven classes of Home Loan Asset Backed Notes pursuant to indenture dated as of December 1, 1997, between the Issuer and Norwest Bank Minnesota National Association, as indenture trustee.

     As of the Closing Date, the assets of the Issuer consist primarily of a pool of certain closed-end home loans (the "Initial Loans"), as described herein which are secured primarily by second lien mortgages, deeds of trust or other similar security instruments.

     The statistical information presented in the Prospectus Supplement, dated December 10, 1997, concerning the Initial Loans identified as of such date is based on the characteristics of a portion of such Initial Loans as of November 25, 1997. The following is information concerning all of the Initial Loans as of November 30, 1997 (the "Cut-Off Date").

     As of the Cut Off Date, the Initial Loans consisted of 5,602 Loans with a Cut-Off Date Principal Balance totaling $187,350,664 (the "Cut-Off Date Principal Balance"). As of the Cut-Off Date Adjustable Rate Loans represented 4.3% of the Cut-Off Date Principal Balance and the remainder of the Initial Loans had fixed Loan Rates ("Fixed Rate Loans"). The Cut-Off Date Principal Balances of the Initial Loans range from $9,372 to $81,233 and average $33,444. As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Initial Loans was approximately 214 months and the weighted average number of months that have elapsed since origination was 3 months. As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Initial Loans was approximately 108.0% with the highest Combined Loan-to-Value Ratio being 135%. As of the Cut-Off Date 3,952 of the Initial Loans (representing approximately 73.2% of the Cut-Off Date Principal Balance) had a Combined Loan-to-Value Ratio in excess of 100%.

     The Initial Loans that are Fixed Rate Loans bear interest at fixed Loan Rates that ranged from approximately 9.10% to approximately 18.49% per annum as of the Cut-Off Date. The weighted average Loan Rate for the Initial Loans that are Fixed Rate Loans was approximately 14.1% per annum as of the Cut-Off Date.

------------
[fn]
* Capitalized terms used and not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus Supplement dated December 10, 1997 and the Prospectus dated November 18, 1997 (collectively referred to herein as the "Prospectus"). The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under file number 333-40467.

     As of the Cut-Off Date, the Loan Rates for the Adjustable Rate Loans ranged from 9.25% to 14.00% and the Gross Margins for the Adjustable Rate Loans ranged from 4.63% to 9.50%. As of the Cut-Off Date, the weighted average Loan Rate of the Adjustable Rate Loans was 11.5% and the weighted average Gross Margin of the Adjustable Rate Loans was approximately 6.8%. The Periodic Rate Cap limits changes in the Loan Rate for each Adjustable Rate Loan on each Change Date to 150 basis points in the case of Adjustable Rate Loans based on a LIBOR Index. The Lifetime Cap for each Adjustable Rate Loan is the rate which is generally 600 basis points greater than the initial Loan Rate for such Adjustable Rate Loan. As of the Cut-Off Date, the Lifetime Caps of the Adjustable Rate Loans ranged from 12.80% to 20.00% and the Lifetime Floors of the Adjustable Rate Loans ranged from 9.25% to 14.00%. As of the Cut-Off Date, the weighted average Lifetime Cap of the Adjustable Rate Loans was approximately 17.49% and the weighted average Lifetime Floor was approximately 11.51%. As of the Cut-Off Date, the number of months to the next Change Date of the Adjustable Rate Loans ranged from two months to six months. As of the Cut-Off Date, the weighted average months to next Change Date was approximately 5.06 months.

     As of the Cut-Off Date, no Initial Loan was scheduled to mature later than January 2023.

     As of the Cut-Off Date, 100% of the Initial Loans (by Cut-Off Date Principal Balance) were secured by Mortgaged Properties represented by the related Obligors to be owner-occupied.

     As of the Cut-Off Date, none of the Initial Loans were 30 days or more past due. The weighted average Credit Score for the Initial Loans as of the Cut-Off Date was 673.

     The following tables are based on certain statistical characteristics with respect to the Initial Loans as of the Cut-Off Date. The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


December    , 1997

                                 By:         /s/ Joseph Piscina
                                            -------------------
                                            Joseph Piscina
                                            Director

                    Geographic Distribution of Initial Loans
                    ----------------------------------------

                       State    Number      Aggregate   % of Total
                                  of         Principal   by Aggregate
                                Loans        Balance     Principal
                                                          Balance

                     Alabama    250        7,495,895        4.0
                      Alaska      3          128,489        0.1
                     Arizona    230        8,236,745        4.4
                    Arkansas     16          581,753        0.3
                  California    842       32,264,228       17.2
                    Colorado    149        5,450,433        2.9
                 Connecticut     34        1,152,959        0.6
                    Delaware     21          682,951        0.4
        District of Columbia      9          307,134        0.2
                     Florida    341       11,131,166        5.9
                     Georgia    237        7,907,976        4.2
                      Hawaii     28        1,172,122        0.6
                       Idaho     73        2,285,670        1.2
                    Illinois    125        4,259,781        2.3
                     Indiana    107        3,299,127        1.8
                        Iowa     38        1,057,832        0.6
                      Kansas    213        6,461,848        3.4
                    Kentucky     36        1,012,286        0.5
                       Maine      8          281,987        0.2
                    Maryland    292       10,472,461        5.6
               Massachusetts     20          685,338        0.4
                    Michigan     67        1,876,235        1.0
                   Minnesota     60        1,920,714        1.0
                 Mississippi      7          254,914        0.1
                    Missouri    196        6,012,654        3.2
                     Montana     37        1,248,391        0.7
                    Nebraska     39        1,201,948        0.6
                      Nevada    125        4,305,697        2.3
               New Hampshire      4           98,250        0.1
                  New Jersey     29        1,018,558        0.5
                  New Mexico     33        1,091,059        0.6
                    New York     35        1,102,324        0.6
              North Carolina    271        8,641,056        4.6
                        Ohio    284        8,627,653        4.6
                    Oklahoma    351       10,813,092        5.8
                      Oregon     57        2,194,006        1.2
                Pennsylvania     60        1,893,494        1.0
                Rhode Island     20          601,807        0.3
              South Carolina     77        2,379,131        1.3
                South Dakota      2           83,870        0.0
                   Tennessee     59        1,719,480        0.9
                       Texas      1           24,590        0.0
                        Utah     91        3,120,783        1.7
                     Vermont      3          103,938        0.1
                    Virginia    464       15,292,697        8.2
                  Washington     93        3,241,116        1.7
               West Virginia      1           48,000        0.0
                   Wisconsin     43        1,338,152        0.7
                     Wyoming     21          768,875        0.4
                               ------      -----------     -----
                       Total   5,602     $187,350,664      100.0%
                               =====     ============      =====


                     Principal Balance of Fixed Rate Loans
                     -------------------------------------

    Range of Principal    Number      Aggregate   % of Total
              Balances      of        Principal   by Aggregate
                          Loans        Balance     Principal
                                         of        Balance of
                                        Fixed        Fixed
                                      Rate Loans   Rate Loans

   $2,500.01 - $10,000     16          157,419       0.1
  $10,000.01 - $20,000    629       10,621,076       5.9
  $20,000.01 - $30,000  1,608       41,232,096      23.0
  $30,000.01 - $40,000  1,950       68,733,370      38.3
  $40,000.01 - $50,000    750       34,684,667      19.3
  $50,000.01 - $60,000    273       15,166,442       8.5
  $60,000.01 - $70,000    102        6,636,187       3.7
  $70,000.01 - $80,000     28        2,072,055       1.2
  $80,000.01 - $90,000      1           81,233       0.0
                       ------      -----------      -----
                 Total  5,357     $179,384,545      100.0%
                        =====     ============      =====

     As of the Cut-0ff Date, the average Cut-Off Date Principal Balance of the Initial Loans that are Fixed Rate Loans was $33,486.



                   Principal Balances of Adjustable Rate Loans
                   -------------------------------------------

    Range of Principal    Number      Aggregate   % of Total
              Balances      of        Principal   by Aggregate
                          Loans        Balance     Principal
                                         of        Balance of
                                      Adjustable  Adjustable
                                      Rate Loans  Rate Loans

  $10,000.01 - $20,000     33          536,112      6.7
  $20,000.01 - $30,000     76        1,930,373      4.2
  $30,000.01 - $40,000    100        3,540,958     44.5
  $40,000.01 - $50,000     17          812,152     10.2
  $50,000.01 - $60,000     15          867,867     10.9
  $60,000.01 - $70,000      3          199,700      2.5
  $70,000.01 - $80,000      1           78,958      1.0
                         ------      -----------   -----
                 Total    245     $  7,966,119     100.0%
                          ===     ============     =====

     As of the Cut-Off Date, the average Cut-Off Date Principal Balance of the Initial Loans that are Adjustable Rate Loans was $32,515.



                         Loan Rates of Fixed Rate Loans
                         ------------------------------

    Range of Loan Rates    Number      Aggregate   % of Total
                            of        Principal   by Aggregate
                           Loans        Balance     Principal
                                         of        Balance of
                                        Fixed        Fixed
                                      Rate Loans   Rate Loans

        9.001% - 9.500%      1           34,020       0.0
       9.501% - 10.000%     11          365,273       0.2
      10.501% - 11.000%      1           27,574       0.0
      11.001% - 11.500%     31          896,399       0.5
      11.501% - 12.000%    192        6,703,287       3.7
      12.001% - 12.500%    347       12,130,942       6.8
      12.501% - 13.000%    633       21,915,939      12.2
      13.001% - 13.500%    618       20,915,816      11.7
      13.501% - 14.000%    888       31,163,671      17.4
      14.001% - 14.500%    657       22,027,871      12.3
      14.501% - 15.000%    784       26,000,610      14.5
      15.001% - 15.500%    481       15,331,610       8.5
      15.501% - 16.000%    414       12,938,959       7.2
      16.001% - 16.500%    124        3,792,564       2.1
      16.501% - 17.000%    123        3,679,078       2.1
      17.001% - 17.500%     29          839,631       0.5
      17.501% - 18.000%     21          565,624       0.3
      18.001% - 18.500%      2           55,677       0.0
                         ------      -----------     -----
                 Total    5,357     $179,384,545     100.0%
                          =====     ============     =====

     As of the Cut-Off Date, the weighted average Loan Rate of the Initial Loans that are Fixed Rate Loans was approximately 14.1% per annum.


                       Loan Rates of Adjustable Rate Loans
                       -----------------------------------

   Range of Loan Rates    Number      Aggregate   % of Total
                           of        Principal   by Aggregate
                          Loans        Balance     Principal
                                         of        Balance of
                                      Adjustable  Adjustable
                                      Rate Loans  Rate Loans

      9.001% - 9.500%      3           88,378        1.1
     9.501% - 10.000%     15          475,058        6.0
    10.001% - 10.500%     22          739,536        9.3
    10.501% - 11.000%     42        1,386,569       17.4
    11.001% - 11.500%     35        1,143,078       14.3
    11.501% - 12.000%     51        1,668,663       20.9
    12.001% - 12.500%     37        1,198,417       15.0
    12.501% - 13.000%     29          927,271       11.6
    13.001% - 13.500%      5          164,802        2.1
    13.501% - 14.000%      6          174,346        2.2
                         ---     -------------      -----
                Total    245     $  7,966,119       100.0%
                         ===     ============       =====


     As of the Cut-Off Date, the weighted average Loan Rate of the Initial Loans that are Adjustable Rate Loans was approximately 11.5% per annum.



                                  Gross Margins
                                  -------------

        Margins      Number      Aggregate   % of Total
                       of        Principal   by Aggregate
                     Initial      Balance     Principal
                      Loans         of        Balance of
                                 Adjustable  Adjustable
                                 Rate Loans  Rate Loans


    4% to 4.9999%      3           88,378       1.1
    5% to 5.9999%     50        1,600,485      20.1
    6% to 6.9999%     87        3,017,925      37.9
    7% to 7.9999%     75        2,335,321      29.3
    8% to 8.9999%     23          739,538       9.3
    9% to 9.9999%      7          184,472       2.3
                   ------      -----------     -----
           Total     245     $  7,966,119      100.0%
                     ===     ============      =====

     As of the Cut-Off Date, the weighted average Gross Margin for the Initial Loans that are Adjustable Rate Loans was 6.8%.


                                  Lifetime Caps
                                  -------------

    Lifetime Cap      Number      Aggregate   % of Total
                       of        Principal   by Aggregate
                     Initial      Balance     Principal
                      Loans         of        Balance of
                                 Adjustable  Adjustable
                                 Rate Loans  Rate Loans

 12.501% - 13.000%      1           26,072       0.3
 15.001% - 15.500%      3           88,378       1.1
 15.501% - 16.000%     15          475,058       6.0
 16.001% - 16.500%     22          739,536       9.3
 16.501% - 17.000%     41        1,351,593      17.0
 17.001% - 17.500%     34        1,117,006      14.0
 17.501% - 18.000%     53        1,738,461      21.8
 18.001% - 18.500%     37        1,198,417      15.0
 18.501% - 19.000%     28          892,449      11.2
 19.001% - 19.500%      5          164,802       2.1
      Over 19.501%      6          174,346       2.2
                   ------      -----------      -----
            Total     245     $  7,966,119     100.0%
                      ===     ============     =====


     As of the Cut-Off Date, the weighted average Lifetime Cap for the Initial Loans that are Adjustable Rate Loans was 17.5%.


                                 Lifetime Floors
                                 ---------------

 Lifetime Floor      Number      Aggregate   % of Total
                       of        Principal   by Aggregate
                     Initial      Balance     Principal
                      Loans         of        Balance of
                                 Adjustable  Adjustable
                                 Rate Loans  Rate Loans

   9.001% - 9.500%      3           88,378       1.1
  9.501% - 10.000%     15          475,058       6.0
 10.001% - 10.500%     22          739,536       9.3
 10.501% - 11.000%     42        1,386,569      17.4
 11.001% - 11.500%     35        1,143,078      14.3
 11.501% - 12.000%     51        1,668,663      20.9
 12.001% - 12.500%     37        1,198,417      15.0
 12.501% - 13.000%     28          877,365      11.0
 13.001% - 13.500%      5          164,802       2.1
 13.501% - 14.000%      7          224,252       2.8
                     ------      -----------    -----
            Total      245     $  7,966,119     100.0%
                       ===     ============     =====


     As of the cut-Off Date, the weighted average Lifetime Floor for the Initial Loans that are Adjustable Rate Loans was 11.5%.



                                 Lien Priority
                                 -------------
                                                               % of Total
                          Number          Aggregate           by Aggregate
        Lien Priority    of Loans     Principal Balance     Principal Balance
        -------------    --------     -----------------     -----------------

Second Lien.............  5,602         $187,350,664               100.0%
                          -----         ------------               -----
       Total............  5,602         $187,350,664               100.0%
                          =====         ============               =====


                     Combined Loan-to-Value Ratios
                          -----------------------------

      Range of Combined    Number      Aggregate   % of Total
   Loan-to-Value Ratios     of        Principal   by Aggregate
                           Loans        Balance     Principal
                                                    Balance

           5.01% to 10%      1           12,305        0.0
          10.01% to 15%      9          235,299        0.1
          15.01% to 20%     23          657,005        0.4
          20.01% to 25%     40        1,152,817        0.6
          25.01% to 30%     50        1,702,190        0.9
          30.01% to 35%     52        1,762,681        0.9
          35.01% to 40%     49        1,880,615        1.0
          40.01% to 45%     37        1,445,103        0.8
          45.01% to 50%     21          776,820        0.4
          50.01% to 55%     13          615,123        0.3
          55.01% to 60%     12          441,327        0.2
          60.01% to 65%     17          587,065        0.3
          65.01% to 70%     12          427,982        0.2
          70.01% to 75%      9          238,071        0.1
          75.01% to 80%     20          569,749        0.3
          80.01% to 85%     43        1,201,282        0.6
          85.01% to 90%    105        2,902,094        1.5
          90.01% to 95%    270        7,528,693        4.0
         95.01% to 100%    867       26,043,882       13.9
        100.01% to 105%    332       10,348,099        5.5
        105.01% to 110%    511       16,357,908        8.7
        110.01% to 115%    643       21,232,635       11.3
        115.01% to 120%    812       28,658,067       15.3
        120.01% to 125%  1,393       50,608,517       27.0
        125.01% to 130%    154        5,903,705        3.2
        130.01% to 135%    106        4,022,140        2.1
        135.01% to 140%      1           39,491        0.0
                          ------      -----------     -----
                 Total     5,602     $187,350,664     100.0%
                           =====     ============     =====

     As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Initial Loans was approximately 108.0%.


                       Months Since Origination
                       ------------------------

             Loan Age     Number      Aggregate   % of Total
          (in months)      of        Principal   by Aggregate
                          Loans        Balance     Principal
                                                    Balance


          Less than one    892       28,515,206       15.2
                  1 - 3  2,574       84,883,032       45.3
                  4 - 6  1,364       47,737,699       25.5
                  7 - 9    681       23,506,434       12.5
          10 or greater     91        2,708,293        1.4
                          ------      -----------     -----
                  Total   5,602     $187,350,664      100.0%
                          =====     ============      =====

     As of the Cut-Off Date, the weighted average number of months since origination of the Initial Loans was 3 months.



                       Remaining Terms to Maturity
                       ---------------------------

     Range of Remaining    Number      Aggregate   % of Total
      Terms to Maturity     of        Principal   by Aggregate
            (in months)    Loans        Balance     Principal
                                                    Balance

               31 - 60     25          543,608       0.3
               61 - 90     21          443,963       0.2
              91 - 120    205        5,580,206       3.0
             121 - 150     10          286,112       0.2
             151 - 180  2,765       87,594,134      46.8
             181 - 210      1           21,936       0.0
             211 - 240  1,732       63,237,298      33.8
             271 - 300    843       29,643,406      15.8
                        ------      -----------     -----
                 Total   5,602     $187,350,664    100.0%
                         =====     ============    =====

     As of the Cut-Off Date, the weighted average remaining term to maturity of the Initial Loans was approximately 214 months.


                      Original Terms to Maturity
                      --------------------------

     Original Term to     Number      Aggregate   % of Total
             Maturity       of        Principal   by Aggregate
          (in months)     Loans        Balance     Principal
                                                    Balance

                31 - 60     25          543,608       0.3
                61 - 90     17          348,347       0.2
               91 - 120    209        5,675,823       3.0
              121 - 150      9          251,550       0.1
              151 - 180  2,766       87,628,697      46.8
              181 - 210      1           21,936       0.0
              211 - 240  1,732       63,237,298      33.8
              271 - 300    843       29,643,406      15.8
                          ------      -----------    -----
                  Total   5,602     $187,350,664     100.0%
                          =====     ============     =====


     As of the Cut-Off Date, the weighted average original term to maturity of the Initial Loans was approximately 217 months.


                                  Credit Score
                                  ------------

     Range of Credit    Number      Aggregate   % of Total
              Scores      of        Principal   by Aggregate
                        Loans        Balance     Principal
                                                  Balance

      less than 600      6          158,947        0.1
         600 to 609      6          174,637        0.1
         610 to 619     28          741,227        0.4
         620 to 629    408       11,940,947        6.4
         630 to 639    459       13,749,217        7.3
         640 to 649    735       23,660,492       12.6
         650 to 659    710       23,037,568       12.3
         660 to 669    650       22,413,593       12.0
         670 to 679    595       21,007,359       11.2
         680 to 689    498       17,162,052        9.2
         690 to 699    401       14,417,837        7.7
         700 to 709    336       12,419,450        6.6
         710 to 719    256        8,931,793        4.8
         720 to 729    178        6,115,324        3.3
         730 to 739    121        4,177,221        2.2
         740 to 749     73        2,534,421        1.4
         750 to 759     53        1,831,193        1.0
         760 to 769     43        1,338,489        0.7
         770 to 779     22          672,288        0.4
         780 to 789     14          526,731        0.3
         790 to 799      8          248,873        0.1
         800 to 999      2           91,004        0.0
                      ------      -----------     -----
              Total    5,602     $187,350,664     100.0%
                       =====     ============     =====